UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 24, 2005


                              SPECTRE GAMING, INC.
             (Exact name of registrant as specified in its charter)


            MINNESOTA                    0-25764             41-1675041
(State or other jurisdiction    (Commission File Number)   (IRS Employer
       of incorporation)                                  Identification No.)


           1466 PIONEER WAY, #10, EL CAJON, CALIFORNIA              92020
             (Address of principal executive offices)             (Zip Code)


                                 (612) 279-2030
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

      On Thursday, October 27, 2005, Spectre Gaming, Inc. (the "Company") offered and sold an aggregate of 7,420 shares of the Company's Series B Variable Rate Convertible Preferred Stock (the "Series B Preferred Stock"), together with warrants to purchase an aggregate of 4,637,500 shares of the Company's common stock, solely to accredited investors in a private placement offering exempt from registration under the Securities Act of 1933.

      In connection with the private placement, the Company entered into a Securities Purchase Agreement with purchasers of the securities pursuant to which shares of Series B Preferred Stock were sold for $1,000 per share. The Securities Purchase Agreement contains customary representations, warranties and covenants and provides for the conversion of shares of Series B Preferred Stock into common stock pursuant to the terms of the Company's Certificate of Designation for Series B Preferred Stock (as amended), at a conversion price of $1.60 per share (subject to adjustment as provided therein). Copies of the Securities Purchase Agreement and Certificate of Designation (as amended) are being filed as exhibits to this current report. Subscriptions for an aggregate of 1,230 shares of Series B Preferred Stock were accepted, in lieu of cash, upon conversion of $1,230,000 of principal amount in loans made to the Company. Among subscribers converting loans into securities sold in the private placement were
D. Bradly Olah, the President of Spectre Gaming, and Prolific Publishing, Inc., a company of which Russell C. Mix, the Chief Executive Officer of Spectre Gaming, is a director.

      The Company also delivered to the purchasers five-year warrants to purchase an aggregate if 4,637,500 shares of the Company's common stock at $1.84 per share. The warrants contain customary provisions for adjustment to the exercise price in the event of stock splits, combinations and dividends, and include cashless-exercise provisions. The warrants also contain anti-dilution adjustments to the exercise price and number of common shares issuable upon exercise in the event of certain dilutive issuances of equity securities. A copy of the form of warrant issued to purchasers in the private placement is being filed as an exhibit to this current report.

      Also in connection with the private placement, the Company entered into a Registration Rights Agreement with the purchasers of the securities, pursuant to which the Company agreed to file a registration statement with the SEC within 45 days of the closing and use its best efforts to obtain effectiveness of the registration statement thereafter. The registration statement will cover the resale of shares of common stock underlying the securities. The Company's failure to abide by the filing, effectiveness and certain other covenants contained in the Registration Rights Agreements will result in the Company's obligation to pay liquidated damages in the form of cash or common stock at the rate of one percent of the subscription amount of each purchaser for any initial failure, and two percent of the subscription amount of each purchaser for each failure continuing more than 30 days (and for each 30-day period thereafter). A copy of the Registration Rights Agreement is being filed as an exhibit to this current report.

      Neither the securities offered and sold in the private placement, nor the shares of common stock underlying such securities, were registered under the Securities Act, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company offered and sold the above-referenced securities in reliance on the statutory exemption from registration in Section 4(2) of the Securities Act, and on Rule 506 under the Securities Act. The disclosure about the private placement and related agreements contained in this report does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the United States Securities and Exchange Commission, and as permitted under Rule 135c under the Securities Act.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

      On Thursday, October 27, 2005, the Company offered and sold an aggregate of 7,420 shares of the Company's Series B Preferred Stock, together with warrants to purchase an aggregate of 4,637,500 shares of the Company's common stock, solely to accredited investors in a private placement offering exempt from registration under the Securities Act of 1933. On Thursday, October 27, 2005, the Company issued a press release regarding the sale and issuance of securities in the private placement. A copy of that press release is being filed as an exhibit to this current report.

      Each share of Series B Preferred Stock was sold for $1,000 and is convertible, pursuant to the terms of the Company's Certificate of Designation for Series B Preferred Stock (as amended), into shares of common stock. Each purchaser of shares of Series B Preferred Stock received a five-year warrant to purchase a number of shares of common stock equal to the number of common shares underlying their purchased Series B Preferred Stock shares, at an exercise price of $1.84 per share. In the aggregate, warrants were issued for the purchase of 4,637,500 shares of common stock. Sales of the Series B Preferred Stock and warrants raised an aggregate of $7,420,000 in gross proceeds (which figure includes the conversion of $1,230,000 of principal amount of loans made to the Company) less approximately $556,500 in sales commissions payable in cash. In addition to cash compensation, selling agents received five-year warrants to purchase an aggregate of 695,624 shares of common stock at $1.84 per share.

      Neither the securities offered and sold in the private placement, nor the shares of common stock underlying such securities, were registered under the Securities Act and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company offered and sold the above-referenced securities in reliance on the statutory exemption from registration in Section 4(2) of the Securities Act, and on Rule 506 under the Securities Act. The disclosure about the private placement and related agreements contained in this report does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the United States Securities and Exchange Commission, and as permitted under Rule 135c under the Securities Act.

ITEM 5.03  AMENDMENT TO ARTICLES OF  INCORPORATION  OR BYLAWS;  CHANGE IN FISCAL
YEAR.

      On October 24 and October 26, 2005, the Company filed amendments with the Minnesota Secretary of State to its Certificate of Designation for Series B Preferred Stock. The October 24 amendment changed the initial price at which holders of the Series B Preferred Stock may convert their preferred shares into the Company's common stock to $1.60. The October 26 amendment added the clarifying language to certain covenants of the Company to not adversely affect the rights of holders of the Series B Preferred Stock through corporate transactions without the prior approval of holders of a majority of outstanding Series B Preferred Stock.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

         Exhibit  Description
         -------  --------------------------------------------------------------
         3.1      Certificate   of   Designation   of  Series  B  Variable  Rate
                  Convertible Preferred Stock, filed with the Minnesota Secretary of State on September 29, 2005.

         3.2 Articles of Amendment to Certificate of Designation of Series B Variable Rate Convertible Preferred Stock, filed with the Minnesota Secretary of State on October 24, 2005.

         3.3 Articles of Amendment to Certificate of Designation of Series B Variable Rate Convertible Preferred Stock, filed with the Minnesota Secretary of State on October 26, 2005.

         10.1 Form of Securities Purchase Agreement by and between Spectre Gaming, Inc. and each purchaser in the private placement described in Items 1.01 and 3.02 of this current report, dated as of October 27, 2005.

         10.2 Form of Common Stock Purchase Warrant issued to purchasers in the private placement described in Items 1.01 and 3.02 of this current report, dated as of October 27, 2005.

         10.3 Form of Registration Rights Agreement by and between Spectre Gaming, Inc. and each purchaser in the private placement described in Items 1.01 and 3.02 of this current report, dated as of October 27, 2005.

         99.1     Press Release dated October 27, 2005.


                               *    *   *   *   *


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SPECTRE GAMING, INC.


Date:  October 27, 2005                 By: /s/  Brian Niebur
                                           -------------------------------------
                                           BRIAN NIEBUR, Chief Financial Officer

                                  EXHIBIT INDEX

            3.1 Certificate of Designation of Series B Variable Rate Convertible Preferred Stock, filed with the Minnesota Secretary of State on September 29, 2005.

            3.2 Articles of Amendment to Certificate of Designation of Series B Variable Rate Convertible Preferred Stock, filed with the Minnesota Secretary of State on October 24, 2005.

            3.3 Articles of Amendment to Certificate of Designation of Series B Variable Rate Convertible Preferred Stock, filed with the Minnesota Secretary of State on October 26, 2005.

            10.1 Form of Securities Purchase Agreement by and between Spectre Gaming, Inc. and each purchaser in the private placement described in Items 1.01 and 3.02 of this current report, dated as of October 27, 2005.

            10.2 Form of Common Stock Purchase Warrant issued to purchasers in the private placement described in Items 1.01 and 3.02 of this current report, dated as of October 27, 2005.

            10.3 Form of Registration Rights Agreement by and between Spectre Gaming, Inc. and each purchaser in the private placement described in Items 1.01 and 3.02 of this current report, dated as of October 27, 2005.

            99.1 Press Release dated October 27, 2005.